UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number    811-06416

     DTF Tax-Free Income 2028 Term Fund Inc.

(Exact name of registrant as specified in charter)

10 South Wacker Drive, 19th Floor

        Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Kathryn Santoro, Esq. DTF Tax-Free Income 2028 Term Fund Inc. One Financial Plaza Hartford, CT 06103-2608	Adam D. Kanter, Esq. Mayer Brown LLP 1999 K Street, NW Washington, DC 20006-1101

(Name and address of agent for service)

Registrant’s telephone number, including area code:  866-668-8552

Date of fiscal year end:  October 31

Date of reporting period:  October 31, 2025

Item 1. Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

DTF Tax-Free Income 2028 Term Fund Inc.
Annual Report
October 31, 2025

LETTER TO SHAREHOLDERS

DECEMBER 12, 2025
Dear Fellow Shareholders:
IMPORTANT INFORMATION ABOUT YOUR FUND
FUND DIVIDEND
As of October 31, 2025, DTF Tax-Free Income 2028 Term Fund Inc. (the “DTF Fund” or the “Fund”) was paying a $0.39 per share annualized dividend and had a closing price of $11.19 per share. The Fund’s monthly distribution was maintained at 3.25¢ per share for the previous six months.
On March 6, 2023, the DTF Fund amended its distribution policy to allow the Fund’s monthly distribution to include return of capital as well as net investment income. While a portion of future monthly distributions is expected to come from return of capital, the amended policy enables the Fund to maintain a more stable distribution, which is likely to be supportive of the Fund’s market price. A periodic return of capital also aligns with the short-term nature of the term structure of the Fund. The Fund’s policy of making annual distributions of capital gains is unaffected by this change. Refer to the financial highlights and income tax information section in this report for further information about the Fund’s distributions and its effect on net asset value.
BENCHMARK CHANGE
Reflective of the Fund’s remaining time horizon under its term structure, beginning with the Fund’s semi-annual report for the period ended April 30, 2025, the Bloomberg U.S. Municipal Index was replaced by the Bloomberg 1-Year Municipal Bond Index. The Bloomberg Municipal Bond 5-Year Index remains as a second benchmark.
THE CURRENT MUNICIPAL MARKET ENVIRONMENT
We begin our discussion of the DTF Fund for the six months ended October 31, 2025, with a review of the municipal market environment in which the Fund invests.
The fixed income markets from April 2025 to October 2025 continued to be marked by significant volatility, driven by shifting macroeconomic expectations, evolving fiscal policy set by the Federal Open Market Committee (“FOMC,” the committee within the Federal Reserve that sets domestic monetary policy), and persistent political uncertainty. The market navigated various headwinds, including slowing economic forecasts, rising unemployment, tariff concerns and large swings in Treasury yields. The municipal curve exhibited multiple twists throughout the year. Late spring saw investors choose safety over yield as they piled into shorter maturities bringing down yields.
An absence of buyers and an uncertain economic outlook caused underperformance of bonds 10-years and longer relative to shorter maturities. Supported by late summer reinvestment demand, and a mid-September FOMC rate cut of 25 basis points, investors finally pushed out the curve.  By October, the yields on bonds ten years and longer were materially lower as investors extended their duration to lock in attractive yields and benefit from falling rates.

Municipal supply was elevated during the year. As of the end of October, issuance surpassed $493 billion, up 9% year over year. Demand remained robust, supported by reinvestment cycles, ETF allocations and compelling relative value.
On a relative basis, during the period, the Bloomberg U.S. Municipal Index, a broad-based measure of the municipal market, posted a return of 4.99% and outperformed other related fixed income benchmarks including the Bloomberg Treasury Index (2.36%), the Bloomberg U.S. Aggregate Bond Index (3.50%), the Bloomberg U.S. Government/Credit Index (3.28%), and the Bloomberg Corporate Index (4.90%). Municipal bond total return performance for the period was led by the intermediate area of the curve while the short end and long end lagged.
Municipal credit conditions remained fundamentally sound despite notable event risks and policy-related uncertainty. Debates surrounding the One Big Beautiful Bill Act affected sentiment across healthcare or higher education in some state and local issuers. Potential adjustments to healthcare subsidies, education funding, and federal workforce reductions created pockets of stress but did not meaningfully impair broad credit quality. Risks were noted in hospitals, universities, and K-12 school districts, particularly those facing declining enrollments. In general, state fundamentals remained strong.
Credit risk premiums, which refer to the additional yield that investors expect to receive as compensation for buying lower- rated securities, moved wider during the six-months ended October 31, 2025 for investment grade rated bonds (more so for BBB-rated bonds). Our investment strategy continues to focus on higher quality municipalities that exhibit value for the longer term. While the federal stimulus may have helped bolster the overall economy and municipal fundamentals, we believe that not all credits are created equal, and need to be analyzed with a longer-term horizon in mind—even under the Fund’s term structure. Municipalities still face serious challenges in funding large capital expenditures to rebuild America’s aging infrastructure, improve pension plan funding, and protect communities against climate change.
LOOKING AHEAD
In our view, municipal bonds will likely remain attractive in 2026. Absolute rates remain near decade highs, and credit fundamentals remain stable. Supply is likely to be sizeable, but investor demand should continue to keep the market in balance. Credit conditions will likely remain stable, though sectors closely tied to federal policy changes warrant careful monitoring. Active management, disciplined credit selection and strategic positioning within the one-to-five-year area of the curve will likely remain advantageous as the fund transitions towards the 2028 term date.
TRANSITION TOWARD THE 2028 TERM DATE
As the Fund progresses towards its termination date, our investment philosophy will increasingly emphasize capital preservation, liquidity and certainty of principal repayment.
Credit quality will be increased gradually, and we will seek to enhance liquidity through the selection of high-quality issuers with strong secondary market depth. We will also seek to reduce the Fund’s interest rate sensitivity over time by shortening duration where we believe it is prudent, and avoiding concentrated or illiquid positions.
The portfolio will likely shift towards assets with stable cash flow profiles, predictable redemption schedules, and minimized idiosyncratic risk. Callable structures will be evaluated carefully, and nonessential sectors more exposed to spread volatility will be deemphasized.

THE FUND
In managing the DTF Fund, we continue to emphasize our longstanding strategy of investing mostly in higher-quality, investment grade bonds.
The Fund is diversified across various revenue sectors and general obligation bonds. More than 60% of the Fund is invested in revenue bonds as we prefer the dedicated revenue streams and the more settled legal protections these types of bonds have historically offered. Geographically, the Fund is well diversified with exposure to 31 states.
Maturity and duration are measures of the sensitivity of a fund’s portfolio to changes in interest rates. More specifically, duration refers to the percentage change in a bond’s price for a given change in rates (typically plus or minus 100 bps). In general, the greater the duration of a portfolio, the greater is the potential percentage price volatility for a given change in interest rates. As of October 31, 2025, the modified adjusted duration of the Fund’s portfolio was 2.7 years.
In addition to the risk of disruptions in the broader credit market, the level of interest rates can be a primary driver of total returns, including the DTF Fund’s. As a practical matter, it is not possible for the Fund to be completely insulated from turmoil in the global financial markets or unexpected moves in interest rates. Any sudden or unexpected rise in interest rates would likely reduce the total return, as higher interest rates could be expected to depress the valuations of fixed-rate bonds held in a fund. Management believes that over the long term, the diversification of the portfolio across multiple states and sectors, in addition to the distribution of assets along the yield curve, positions the Fund to take advantage of future opportunities while potentially limiting credit risk and volatility.
FUND PERFORMANCE
The following table compares the DTF Fund’s total return to the Bloomberg Municipal Bond 1 Year Index and Bloomberg Municipal 5 Year Index. It is important to note that the index returns stated below include no fees or expenses, whereas the DTF Fund’s NAV returns are net of fees and expenses.

Total Return[1] For the period indicated through October 31, 2025
	One Year	Five Years (annualized)	Ten Years (annualized)
DTF Tax-Free Income 2028 Term Fund Inc.
Market Value[2]	5.4%	-0.8%	1.2%
Net Asset Value[3]	2.8%	-2.0%	0.8%
Bloomberg Municipal Bond 1 Year Index[4]	3.2%	1.7%	1.5%
Bloomberg Municipal Bond 5 Year Index[5]	4.5%	1.1%	1.9%
Bloomberg U.S. Municipal Index[6]	4.2%	1.2%	2.4%

Growth of $10,000 for periods ended 10/31

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the years indicated. For comparison, the same investment is shown in the indicated index.

[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.
[2]
Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. In addition, when buying or selling stock, you would ordinarily pay brokerage expenses. Because brokerage expenses and taxes are not reflected in the above calculations, your total return net of brokerage and tax expense would be lower than the total returns on market value shown in the table. Source: Administrator of the Fund.

[3]
Total return on NAV uses the same methodology as is described in note 2, but with use of NAV for beginning, ending and reinvestment values. Because the Fund’s expenses (ratios detailed on page 17 of this report) reduce the Fund’s NAV, they are already reflected in the Fund’s total return on NAV shown in the table. NAV represents the underlying value of the Fund’s net assets, but the market price per share may be higher or lower than the NAV. Source: Administrator of the Fund.

[4]
The Bloomberg Municipal Bond 1 Year Index is the 1 year component of the Bloomberg U.S. Municipal Index. It is designed to measure the one-to-two-year area of the tax-exempt bond market. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment. Source: Bloomberg.

[5]
The Bloomberg Municipal Bond 5 Year Index is the 5 Year component of the Bloomberg U.S. Municipal Index. It is designed to measure the four-to-six-year area of the tax-exempt bond market. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment. Source: Bloomberg.

[6]
The Bloomberg U.S. Municipal Index is a market capitalization-weighted index that is designed to measure the long-term tax-exempt bond market. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment. Source: Bloomberg.

BOARD OF DIRECTORS MEETINGS
At the regular September and December 2025 meetings of the DTF Fund’s Board of Directors, the Board authorized the following monthly dividends:
Cents Per Share	Record Date	Payable Date	Cents Per Share	Record Date	Payable Date
3.25	October 15	October 31	3.25	January 15	January 29
3.25	November 17	November 28	3.25	February 17	February 26
3.25	December 15	December 31	3.25	March 16	March 30
ABOUT YOUR FUND
The Fund’s investment objective is current income exempt from regular federal income tax consistent with the preservation of capital. The Fund seeks to achieve its investment objective by investing primarily (at least 80% of its total assets) in a diversified portfolio of investment-grade tax-exempt obligations. The Fund may not invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in a single industry; provided that, for purposes of this restriction, tax exempt securities of issuers that are states, municipalities or their political subdivisions are not considered to be the securities of issuers in any single industry.
It is a privilege and honor to serve you, and we are excited for the future.
Dusty L. SelfDavid D. Grumhaus, Jr.
Vice President and Chief Investment OfficerPresident and Chief Executive Officer

DTF TAX-FREE INCOME 2028 TERM FUND INC.
SCHEDULE OF INVESTMENTS
October 31, 2025
($ reported in thousands)

Par Value	Description	Value
Municipal Bonds—94.4%
	◼ Alabama—1.0%
750	Auburn University, Series B 5.000%, 6/1/33	$870
	◼ Alaska—0.9%
750	Borough of North Slope, General Obligation 5.000%, 6/30/27	778
	◼ Arizona—1.2%
1,000	Maricopa County Industrial Development Authority, Banner Health Revenue, 4.000%, 1/1/34	1,008
	◼ Arkansas—1.1%
410	Beaver Water District of Benton & Washington Counties, 5.000%, 4/15/27	423
505	City of Bentonville Sales & Use Tax Revenue, 5.000%, 11/1/26	516
		939
	◼ California—2.9%
330	California State Health Facilities Financing Authority, Providence St. Joseph Health Revenue, Series A 4.000%, 10/1/36	331
1,000	Inglewood Unified School District, General Obligation, Series B 5.000%, 8/1/28	1,061
1,000	State of California, General Obligation 5.000%, 8/1/28	1,068
		2,460
	◼ Colorado—7.5%
1,000	Boulder Larimer & Weld Counties St. Vrain Valley School District RE1J, General Obligation, Series 1J (ST AID WITHHLDG) 5.000%, 12/15/34	1,183
Par Value	Description	Value
1,000	City & County of Denver, Airport System Revenue, Series D (AMT) 5.500%, 11/15/30	$1,122
1,795	Public Authority For Colorado Energy, Natural Gas Purchase Revenue 6.250%, 11/15/28	1,865
1,000	Regional Transportation District, COP 5.000%, 6/1/26	1,013
1,200	Regional Transportation District, Sales Tax Revenue, Series A 5.000%, 1/15/28	1,241
		6,424
	◼ Connecticut—5.4%
390	Connecticut Housing Finance Authority, Housing Mortgage Finance Program Revenue, Series D-2 (AMT) 3.000%, 5/15/33	371
1,415	Connecticut State Health & Educational Facilities Authority, Yale University Revenue, Series C-1 5.000%, 7/1/40 (Mandatory put 2/01/28)(1)	1,487
500	State of Connecticut, General Obligation, Series A 5.000%, 1/15/26	502
1,085	State of Connecticut, General Obligation, Series D 5.000%, 9/15/31	1,227
935	State of Connecticut, General Obligation, Series E 5.000%, 9/15/35	986
		4,573
	◼ Florida—8.4%
2,000	Alachua County Housing Finance Authority, Harbor Cove Apartments Revenue 3.300%, 12/1/29 (Mandatory put 6/01/27)(1)	2,005
1,255	City of Gainesville Utilities System Revenue, Series A 5.000%, 10/1/32	1,308
The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
October 31, 2025
($ reported in thousands)
Par Value	Description	Value
2,035	County of Seminole, Sales Tax Revenue, Series B (NATL Insured) 5.250%, 10/1/31	$2,245
500	Marion County School Board COP, (AG Insured) 5.000%, 6/1/27	517
1,080	Miami Beach Health Facilities Authority, Mt. Sinai Medical Center, 5.000%, 11/15/39	1,081
		7,156
	◼ Georgia—5.2%
1,260	Carroll City-County Hospital Authority, Tanner Medical Center Project Revenue (CNTY GTD Insured) 5.000%, 7/1/33	1,456
1,000	Jackson County School District, General Obligation (ST AID WITHHLDG) 5.000%, 3/1/28	1,057
1,000	Paulding County School District, General Obligation (ST AID WITHHLDG) 5.000%, 2/1/28	1,053
500	State of Georgia, General Obligation, Series A-2 5.000%, 2/1/28	516
300	Upper Oconee Basin Water Authority, 5.000%, 7/1/29	326
		4,408
	◼ Hawaii—1.3%
1,000	County of Maui, General Obligation 5.000%, 9/1/28	1,066
	◼ Illinois—5.6%
500	City of Chicago, Multi-Family Housing Revenue, Paul G. Stewart Phases 1 & 2, Series F (AMT, GNMA FHA Insured) 4.900%, 3/20/44	500
Par Value	Description	Value
250	City of Chicago, Water Revenue, Second Lien 5.000%, 11/1/30	$255
665	City of Chicago, Water Revenue, Second Lien (AG Insured) 5.250%, 11/1/32	692
1,000	State of Illinois, General Obligation 5.000%, 2/1/27	1,025
2,020	State of Illinois, General Obligation 5.500%, 1/1/29	2,179
160	State of Illinois, General Obligation, Series D 5.000%, 11/1/26	163
		4,814
	◼ Kentucky—3.3%
530	Kenton County Airport Board, 5.000%, 1/1/27	532
1,265	Kentucky State Property & Building Commission, Series B (ST APPROP) 5.000%, 11/1/26	1,292
1,000	Rural Water Financing Agency, Public Projects Construction Revenue, Series A 3.700%, 5/1/27	990
		2,814
	◼ Louisiana—2.6%
2,000	State of Louisiana, General Obligation, Series C 5.000%, 12/1/29	2,193
	◼ Maine—0.9%
725	Maine Health & Higher Educational Facilities Authority, Series A (ST INTERCEPT ST RES FD GTY) 5.000%, 7/1/33	726
	◼ Massachusetts—0.3%
250	Massachusetts Bay Transportation Authority, Sales Tax Revenue, Series A 5.000%, 7/1/27	260
The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
October 31, 2025
($ reported in thousands)
Par Value	Description	Value
	◼ Michigan—1.9%
1,055	Great Lakes Water Authority Water Supply System Revenue, Senior Lien, Series C 5.000%, 7/1/28	$1,070
540	Michigan State Building Authority, Facilities Program Lease Revenue, Series I 4.000%, 10/15/36	544
		1,614
	◼ Minnesota—2.5%
200	Minnesota Housing Finance Agency, Series E (GNMA/FNMA/FHLMC Insured) 2.700%, 7/1/44	155
2,000	Minnesota Rural Water Finance Authority, Inc., 3.300%, 8/1/26	2,001
		2,156
	◼ Nebraska—2.3%
1,925	City of Omaha, General Obligation 5.250%, 4/1/27	1,995
	◼ New Jersey—6.3%
2,500	New Jersey Transportation Trust Fund Authority, Series A 5.000%, 6/15/33	2,876
1,000	New Jersey Turnpike Authority, Series B 5.000%, 1/1/28	1,050
1,115	State of, New Jersey, General Obligation, Sales Tax Revenue 5.000%, 6/1/26	1,129
295	State of, New Jersey, General Obligation, Sales Tax Revenue 4.000%, 6/1/31	316
		5,371
Par Value	Description	Value
	◼ New York—4.1%
500	New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue, Series A-1 5.000%, 11/1/27	$523
1,500	New York City Transitional Finance Authority, Future Tax Secured Subordinate Revenue, Series G-1 5.000%, 5/1/40	1,654
750	New York State Dormitory Authority, Income Tax Revenue, Series A 5.000%, 3/15/28	792
500	New York State Dormitory Authority, Series A (AG ST AID WITHHLDG Insured) 5.000%, 10/1/26	511
		3,480
	◼ North Carolina—1.8%
870	North Carolina Housing Finance Agency 2.850%, 7/1/27	866
625	Raleigh Durham Airport Authority, Series A 5.000%, 5/1/26	626
		1,492
	◼ Oklahoma—3.8%
2,000	Oklahoma Capitol Improvement Authority, Series A 5.000%, 7/1/26	2,030
1,200	Oklahoma Water Resources Board, Clean Water Program Revenue 5.000%, 4/1/26	1,211
		3,241
	◼ Oregon—1.2%
1,000	Oregon State Lottery, Series A 5.000%, 4/1/28	1,058
The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
October 31, 2025
($ reported in thousands)
Par Value	Description	Value
	◼ Pennsylvania—2.1%
1,000	City of Philadelphia, General Obligation, Series C 5.000%, 8/1/28	$1,061
315	City of Pittsburgh, General Obligation 5.000%, 9/1/26	321
375	County of York, General Obligation 5.000%, 6/1/31	423
		1,805
	◼ Rhode Island—2.5%
400	Providence Public Building Authority, Capital Improvement Program Revenue, Series A (AG Insured) 5.000%, 9/15/28	423
1,500	Rhode Island Commerce Corp., Department of Transportation, Series A 5.000%, 5/15/32	1,702
		2,125
	◼ South Carolina—0.4%
350	South Carolina Public Service Authority, Series A 5.000%, 12/1/28	374
	◼ Tennessee—3.6%
1,000	County of Shelby, General Obligation, Series A 5.000%, 4/1/27	1,033
1,000	Memphis-Shelby County Airport Authority, Series D 5.000%, 7/1/26	1,014
1,000	Metropolitan Government of Nashville & Davidson County Electric Revenue, Series B 5.000%, 5/15/28	1,060
		3,107
Par Value	Description	Value
	◼ Texas—11.6%
350	Arlington Higher Education Finance Corp., Trinity Basin Preparatory Revenue (PSF-GTD Insured) 5.000%, 8/15/26	$356
1,000	Central Texas Turnpike System, Second Tier, Series C 5.000%, 8/15/31	1,119
735	City of New Braunfels Utility System Revenue, 5.000%, 7/1/28	775
340	Fort Bend County Public Facility Corp., 5.000%, 3/1/26	342
1,250	Grand Parkway Transportation Corp., Subordinate Tier Toll Revenue 5.000%, 10/1/52 (Mandatory put 4/01/28)(1)	1,300
1,350	Klein Independent School District, General Obligation, Series A 5.000%, 8/1/28	1,432
1,505	North Texas Tollway Authority, Special Project System Revenue, Convertible Capital Appreciation Bonds, Series C, 7.000%, 9/1/43 (Pre-Refunded 9/1/31 @ 100)(2)	1,816
1,000	State of Texas, General Obligation 5.000%, 10/1/27	1,045
1,500	State of Texas, General Obligation 5.000%, 10/1/30	1,670
		9,855
	◼ Washington—2.4%
750	City of Seattle WA Municipal Light & Power Revenue 5.000%, 2/1/28	790
1,260	Port of Seattle, Intermediate Lien, Series C (AMT) 5.000%, 5/1/32	1,291
		2,081
The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
October 31, 2025
($ reported in thousands)
Par Value	Description	Value
	◼ Wisconsin—0.3%
250	Public Finance Authority, Waste Management, Inc. Project Revenue (AMT) 2.875%, 5/1/27	$246
Total Municipal Bonds (Cost $80,044)		80,489
Total Long-Term Investments—94.4% (Cost $80,044)		80,489
Short-Term Investment—1.2%
Municipal Bond—1.2%
	◼ New Jersey—1.2%
1,000	Monmouth County Improvement Authority Governmental Pooled Loan Project Revenue (CNTY GTD Insured) 4.000%, 3/13/26	1,004
Total Short-Term Investment (Cost $1,004)		1,004
TOTAL INVESTMENTS—95.6% (Cost $81,048)		81,493
	Other assets less liabilities—4.4%	3,791
NET ASSETS—100.0%		$85,284
The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
October 31, 2025
($ reported in thousands)

AG	Insured by Assured Guaranty Inc.
AMT	Alternative Minimum Tax
CNTY GTD	County Guarantee Program
COP	Certificate of Participation
FHA	Federal Housing Authority
FHLMC	Federal Home Loan Mortgage Corporation (“Freddie Mac”)
FNMA	Federal National Mortgage Association (“Fannie Mae”)
GNMA	Government National Mortgage Association (“Ginnie Mae”)
NATL	National Public Finance Guarantee Corp.
PSF-GTD	Permanent School Fund Guarantee Program
ST AID WITHHLDG	State Aid Withholding
ST APPROP	State Appropriation
ST INTERCEPT	State Intercept
ST RES FD GTY	State Resource Fund Guaranty

(1)
Variable or step coupon security; interest rate shown reflects the rate in effect at October 31, 2025. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(2)	Prerefunded and refunded issues are secured by escrowed cash, U.S. government obligations, or other securities.
The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.
The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
October 31, 2025
($ reported in thousands)
The Fund’s investments are carried at fair value which is defined as the price that the Fund might reasonably expect to receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)
Level 3—significant unobservable inputs (including the Investment Adviser’s Valuation Committee’s own assumptions in determining fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments at October 31, 2025:
Level 2
Municipal Bonds	$81,493
Total investments	$81,493
There were no Level 1 or Level 3 priced securities held at October 31, 2025 and there were no transfers into or out of Level 3 related to securities held at October 31, 2025.

The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
October 31, 2025

Summary of Ratings as a Percentage of Long-Term Investments (Unaudited)
Rating *	%
AAA	8.6
AA	57.9
A	29.2
BBB	1.9
BB	0.0
B	0.0
NR	2.3
100.0

*
Individual ratings are grouped based on the lower rating of Standard & Poor’s Financial Services LLC (“S&P”) or Moody’s
Investors Service, Inc. (“Moody’s”) and are expressed using the S&P ratings scale. If a particular security is rated by either
S&P or Moody’s, but not both, then the single rating is used. If a particular security is not rated by either S&P or Moody’s, then a rating from Fitch Ratings, Inc. is used, if available. The Fund does not evaluate these ratings but simply assigns them to the appropriate credit quality category as determined by the ratings agencies, as applicable. Securities that have not been rated by S&P, Moody’s or Fitch totaled 2.3% of the portfolio at the end of the reporting period.

Portfolio Composition as a Percentage of Long-Term Investments (Unaudited)
%
General Obligation	35.5
Utilities	11.4
Leasing	11.1
Special Tax	11.1
Transportation	7.9
Housing	4.8
Industrial Revenue & Pollution Control	4.1
Airport	4.0
Education	4.0
Healthcare	3.9
Pre-Refunded	2.2
100.0
The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2025
(Reported in thousands except shares and per share amounts)

Assets:
Investments at value (cost $81,048)	$81,493
Cash	4,632
Receivables:
Interest	1,143
Prepaid expenses	3
Total assets	87,271
Liabilities:
Payables:
Investment securities purchased	1,825
Dividend distributions on common stock	5
Investment advisory fees (Note 3)	36
Administrative fees (Note 3)	7
Accrued expenses	114
Total liabilities	1,987
Net Assets	$85,284
CAPITAL:
Common stock ($0.01 par value; 599,996,750 shares authorized and 7,029,567 shares issued and outstanding)	$70
Additional paid-in capital	94,003
Total distributable earnings (accumulated losses)	(8,789)
Net Assets	$85,284

NET ASSET VALUE	$12.13
The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED October 31, 2025
($ reported in thousands)

INVESTMENT INCOME:
Interest	$2,759
EXPENSES:
Investment advisory fees (Note 3)	426
Administrative fees (Note 3)	96
Professional fees	170
Transfer agent fees	79
Reports to shareholders	59
Custodian fees	27
Accounting agent fees	17
Directors’ fees (Note 3)	12
Other expenses	32
Total expenses	918
Net investment income (loss)	1,841
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	(172)
Net change in unrealized appreciation / depreciation on investments	672
Net realized and unrealized gain (loss)	500
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,341
The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.
STATEMENTS OF CHANGES IN NET ASSETS
($ reported in thousands)
	For the year ended October 31, 2025	For the year ended October 31, 2024
OPERATIONS:
Net investment income (loss)	$1,841	$2,116
Net realized gain (loss)	(172)	(523)
Net change in unrealized appreciation / depreciation	672	2,638
Net increase (decrease) in net assets applicable to common stock resulting from operations	2,341	4,231
DISTRIBUTIONS TO STOCKHOLDERS:
Net investment income	(1,841)	(2,116)
Return of capital	(901)	(626)
Decrease in net assets from distributions to stockholders	(2,742)	(2,742)
Total increase (decrease) in net assets	(401)	1,489
NET ASSETS:
Beginning of year	85,685	84,196
End of year	$85,284	$85,685
The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.
FINANCIAL HIGHLIGHTS—SELECTED PER SHARE DATA AND RATIOS
The table below provides information about income and capital changes for a share of common stock outstanding throughout the periods indicated (excluding supplemental data provided below):
	For the year ended October 31,
	2025	2024	2023	2022	2021
PER SHARE DATA:
Net asset value, beginning of period	$12.19	$11.98	$11.93	$15.72	$15.79
Net investment income (loss)	0.26	0.30	0.22	0.33	0.43
Net realized and unrealized gain (loss)	0.07	0.30	0.22	(3.57)	(0.01)
Net increase (decrease) from investment operations applicable to common stock	0.33	0.60	0.44	(3.24)	0.42
Distributions on common stock:
Net investment income	(0.26)	(0.30)	(0.30)	(0.39)	(0.49)
Net realized gain	—	—	—	(0.16)	—(1)
Return of capital	(0.13)	(0.09)	(0.09)	—	—
Total distributions	(0.39)	(0.39)	(0.39)	(0.55)	(0.49)
Net asset value, end of period	$12.13	$12.19	$11.98	$11.93	$15.72
Market value, end of period	$11.39	$11.19	$10.51	$10.79	$14.26
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK:
Operating expenses	1.08%	0.97%	2.72%	3.13%	2.37%
Operating expenses, without leverage	1.08%	0.97%	1.18%	1.32%	1.46%
Net investment income	2.16%	2.46%	1.79%	2.39%	2.57%
SUPPLEMENTAL DATA:
Total return on market value(2)	5.35%	10.30%	0.91%	(21.04)%	3.62%
Total return on net asset value(2)	2.76%	5.03%	3.62%	(21.10)%	2.54%
Portfolio turnover rate	38%	59%	27%	7%	10%

Net assets applicable to common stock, end of period (000’s omitted)	$85,284	$85,685	$84,196	$83,859	$110,483
Preferred stock outstanding, end of period (000’s omitted)(3)	$—	$—	$—	$65,000	$65,000
Asset coverage on preferred stock(4)	$—	$—	$—	$229,013	$269,973
Asset coverage ratio on preferred stock(5)	—%	—%	—%	229%	270%

(1)	Amount per share is less than $0.01.
(2)
Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. In addition, when buying or selling stock, you would ordinarily pay brokerage expenses. Because brokerage expenses and taxes are not reflected in the above calculations, your total return net of brokerage and tax expense would be lower than the total return on market value shown in the table. Total return on net asset value uses the same methodology, but with use of net asset value for beginning, ending and reinvestment values.

(3)
During the year ended October 31, 2023, the Fund voluntarily redeemed all 650 of its Series 2050 Remarketable Variable Rate MuniFund Term Preferred Shares at
100% of its liquidation preference plus accrued dividends.

(4)
Represents value of net assets applicable to common stock plus preferred stock outstanding at period end divided by the preferred stock outstanding at period end, calculated per $100 liquidation preference per share of preferred stock.

(5)	Represents value of net assets applicable to common stock plus preferred stock outstanding at period end divided by the preferred stock outstanding at period end.
The accompanying notes are an integral part of these financial statements.

DTF TAX-FREE INCOME 2028 TERM FUND INC.
NOTES TO FINANCIAL STATEMENTS
October 31, 2025
Note 1. Organization
DTF Tax-Free Income 2028 Term Fund Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on September 24, 1991. The Fund commenced operations on November 29, 1991 as a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is current income exempt from regular federal income tax consistent with preservation of capital.
The Fund will terminate on or before March 1, 2028 unless (i) within 12 months prior to that date, the Fund conducts a tender offer for all of its outstanding shares at 100% of their net asset value, (ii) the results of the tender offer leave the Fund with net assets of at least $75 million and (iii) a majority of the entire Board of Directors votes to reinstate the Fund’s perpetual existence.
Note 2. Significant Accounting Policies
The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification (“ASC”) Topic 946 applicable to Investment Companies.
The following are the significant accounting policies of the Fund:
A.  Investment Valuation: Debt securities are generally valued based on the evaluated bid using prices provided by one or more dealers regularly making a market in that security, an independent pricing service, or quotes from broker dealers, when such prices are believed to reflect the fair value of such securities and are generally classified as Level 2. The relative liquidity of some securities in the Fund’s portfolio may adversely affect the ability of the Fund to accurately value such securities. The Fund’s Board of Directors has designated the Investment Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act. Any securities for which it is determined that market prices are unavailable or inappropriate are fair valued using the Investment Adviser’s Valuation Committee’s own assumptions and are classified as Level 2 or 3 based on the valuation inputs.
B.  Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are determined on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on securities using the effective interest method. Premiums on securities are amortized over the period remaining until first call date, if any, or if none, the remaining life of the security and discounts are accreted over the remaining life of the security for financial reporting purposes.
C.  Income Taxes: It is the Fund’s intention to comply with requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to distribute substantially all of its taxable income and capital gains to its shareholders. Therefore, no provision for federal income or excise taxes is required.
Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. The Fund’s U.S. federal income tax returns are generally subject to examination by the Internal Revenue Service for a period of three years after they are filed. State and local tax

DTF TAX-FREE INCOME 2028 TERM FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2025
returns and/or other filings may be subject to examination for different periods, depending upon the rules of each applicable jurisdiction.
D.  Dividends and Distributions: The Fund declares and pays dividends on its common stock monthly. Net capital gains, if any, in excess of capital loss carryforwards are expected to be distributed annually. Dividends and distributions are recorded on the ex-dividend date.
The amount and timing of distributions are generally determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles.
E.  Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.
F.  Segment Reporting: ASC 280, Segment Reporting, established disclosure requirements relating to operating segments in financial statements. The Fund has adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”), which is intended to enhance reportable operating segment disclosure requirements. Operating segments are defined as components of a reporting entity about which separate financial information, including disclosures about income and expenses, is available that is regularly evaluated by the chief operating decision maker (“CODM”) in deciding how to allocate resources and assess Fund performance. The Fund is structured as an investment company and represents a single operating segment. Subject to the oversight and, when applicable, approval of the Fund’s Board of Directors, Duff & Phelps Investment Management Co. (the “Investment Adviser”) acts as the Fund’s CODM. The CODM monitors the Fund’s operating results as a whole, and the Fund’s long-term strategic asset allocation is determined in accordance with the terms of its investment strategies based on its defined investment objective. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements. Adoption of the new standard impacted the Fund’s financial statement note disclosures only and did not affect the Fund’s financial position or the results of its operations.
Note 3. Agreements and Management Arrangements
($ reported in thousands)
A.  Investment Adviser: The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Investment Adviser”), an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”). The investment advisory fee is payable monthly at an annual rate of 0.50% of the Fund’s Average Weekly Managed Assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).
B.  Administrator: Effective March 1, 2025, the Fund has an Administration Agreement with Virtus Fund Services, LLC (the “Administrator”), an indirect, wholly owned subsidiary of Virtus. The administration fee is payable monthly at an annual rate of 0.10% of the first $3 billion of the Fund’s average weekly managed assets, and 0.08% of the Fund’s average weekly managed assets over $3 billion. Prior to March 1, 2025, the Fund maintained

DTF TAX-FREE INCOME 2028 TERM FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2025
an administration agreement with Robert W. Baird & Co. Incorporated, which had a quarterly fee payable at an annual rate of 0.14% of the Fund’s average weekly net assets, which was defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (including the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).
C.  Directors: The Fund pays each director not affiliated with the Investment Adviser an annual fee. Total fees paid to directors for the year ended October 31, 2025 were $12.
Note 4. Investment Transactions
($ reported in thousands)
Purchases and sales of investment securities for the year ended October 31, 2025 were $30,697 and $33,200, respectively.
Note 5. Distributions and Tax Information
($ reported in thousands)
At October 31, 2025, the approximate federal tax cost and aggregate gross unrealized appreciation (depreciation) were as follows:
Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$81,048	$837	$(392)	$445
At October 31, 2025, the Fund had unused capital loss carryforwards available to offset future capital gains, if any, to the extent permitted by the Code. The character and amounts of the carryforwards are given in the table below. These capital losses are not subject to expiration.

Short-Term	Long-Term
$250	$8,984

DTF TAX-FREE INCOME 2028 TERM FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2025
The tax character of distributions paid to common shareholders during the years ended October 31, 2025 and 2024 was as follows:
	Year Ended	Year Ended
	2025	2024
Distributions paid from:
Tax-exempt income	$1,841	$2,116
Return of capital	901	626
Total	$2,742	$2,742
At October 31, 2025, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:
Capital loss carryforwards	$(9,234)
Net unrealized appreciation	445
$(8,789)
Note 6. Reclassification of Capital Accounts
Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. Permanent reclassifications can arise from differing treatment of certain income and gain transactions. These adjustments have no impact on net assets or net asset value per share of the Fund. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future.
The reclassifications at October 31, 2025 primarily relate to accrued market discount on securities held.
Note 7. Indemnifications
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.
Note 8. Recent Accounting Pronouncement
In December 2023, the FASB issued ASU No. 2023-09, Income Taxes (Topic 740) – Improvements to Income Tax Disclosures. The amendments enhance income tax disclosures by requiring greater disaggregation in the rate reconciliation and income taxes paid by jurisdiction, while removing certain disclosure requirements. The ASU is effective for annual periods beginning after December 15, 2024, with early adoption permitted. Management is currently evaluating the impact of this ASU.

DTF TAX-FREE INCOME 2028 TERM FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2025
Note 9. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of DTF Tax-Free Income 2028 Term Fund Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DTF Tax-Free Income 2028 Term Fund Inc. (the “Fund”), including the schedule of investments, as of October 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Duff & Phelps Investment Management Co. investment companies since 1991.
Chicago, Illinois
December 12, 2025

TAX INFORMATION (Unaudited)

The following information is being provided in order to meet reporting requirements set forth by the Code and/or to meet state specific requirements. In early 2026, the Fund will make available the tax status of all distributions paid for the calendar year 2025. Shareholders should consult their tax advisors. With respect to distributions paid during the fiscal year ended October 31, 2025, the Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable):
Exempt-interest dividends (%)
100.00%

INFORMATION ABOUT PROXY VOTING BY THE FUND (Unaudited)

Although the Fund does not typically hold voting securities, a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Administrator toll-free at (866) 668-8552 or is available on the Fund’s website www.dpimc.com/dtf or on the SEC’s website www.sec.gov.

INFORMATION ABOUT THE FUND’S PORTFOLIO HOLDINGS (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters (January 31 and July 31) as an exhibit to Form NPORT-P. The Fund’s Form NPORT-P is available on the SEC’s website at www.sec.gov. In addition, the Fund’s schedule of portfolio holdings is available without charge, upon request, by calling the Administrator toll-free at (866) 668-8552 or is available on the Fund’s website at www.dpimc.com/dtf.

ADDITIONAL INFORMATION (Unaudited)

Since October 31, 2024: (i) there have been no material changes in the Fund’s investment objectives or policies that have not been approved by the shareholders; (ii) there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change in control of the Fund which have not been approved by the shareholders; (iii) there have been no material changes in the principal risk factors associated with an investment in the fund; and (iv) there have been changes in the persons who are primarily responsible for the day-to-day management of the Fund’s portfolio. On May 16, 2025, Phillip H. Hooks, CFA, stepped down as a portfolio manager of the Fund.
Additional information relating to the Fund’s directors and officers, and any other information found elsewhere in this Annual Report, may be requested by contacting the Fund at the address provided on the back cover of this report.
Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES AND PRINCIPAL RISKS (Unaudited)

Investment Objective: The Fund’s investment objective is current income exempt from regular federal income tax consistent with the preservation of capital.
Principal Strategies: The Fund seeks to achieve its investment objective by investing primarily (at least 80% of its total assets) in a diversified portfolio of investment grade tax-exempt obligations.
Under normal market conditions, the Fund will not invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided that, for purposes of this restriction, tax-exempt securities of issuers that are states, municipalities or their political subdivisions are not considered to be the securities of issuers in any single industry. The Fund will also not invest more than 20% of its assets in obligations that pay interest that is subject to the alternative minimum tax.
All of the Fund’s investments at the time of purchase will be rated at least investment grade or, with respect to no more than 20% of total assets, unrated but of comparable credit quality of obligations rated investment grade.
The Fund does not currently utilize derivatives or invest in derivatives.
Principal Risks:
Credit & Interest Rate Risk: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Municipal Securities Risk: Events negatively impacting a municipality, municipal security, or the municipal bond market in general, may cause the fund to decrease in value, perhaps significantly.
Industry/Sector Concentration Risk: The value of the investments of a fund that focuses its investments in a particular industry or market sector will be highly sensitive to financial, economic, political and other developments affecting that industry or market sector, and conditions that negatively impact that industry or market sector will have a greater impact on the Fund as compared with a fund that does not have its holdings concentrated in a particular industry or market sector. Events negatively affecting the industries or market sectors in which the Fund has invested are therefore likely to cause the value of the Fund’s shares to decrease, perhaps significantly.
Market Volatility Risk: The value of the securities in which the Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Such price changes may be temporary or may last for extended periods.
Instability in the financial markets may expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments that it holds. In response to financial markets that experienced extreme volatility, and in some cases a lack of liquidity, the U.S. Government and other governments have taken a number of unprecedented actions, including acquiring distressed assets from financial institutions and acquiring ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear. Additional legislation or government regulation may also change the way in which funds themselves are regulated, which could limit or preclude the Fund’s ability to achieve its investment objective. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Fund and its investments, hampering the ability of the Fund’s portfolio managers to invest the Fund’s assets as intended.
Income Risk: Income received from the Fund may vary widely over the short- and long-term and/or be less than anticipated if the proceeds from maturing securities in the Fund are reinvested in lower-yielding securities.

Prepayment/Call Risk: Issuers may prepay or call their fixed rate obligations when interest rates fall, forcing the Fund to reinvest in obligations with lower interest rates and the Fund may not benefit fully from the increase in value that other fixed income investments experience when interest rates decline.
Tax-Exempt Securities Risk: Tax-exempt securities may not provide a higher after-tax return than taxable securities, and/or the tax-exempt status may be lost or limited.
Tax Liability Risk: Noncompliant conduct by a municipal bond issuer, or certain adverse interpretations or actions by a government or tax authority, could cause interest from a security to become taxable, possibly retroactively, subjecting shareholders to increased tax liability.
State and AMT Tax Risk: A portion of income may be subject to some state and/or local taxes and, for certain investors, a portion may be subject to the federal alternative minimum tax.
Unrated Fixed Income Securities Risk: If the Investment Adviser is unable to accurately assess the quality of an unrated fixed income security, the Fund may invest in a security with greater risk than intended, or the securities may be more difficult to sell than anticipated.
Management Risk: The Fund is subject to management risk because it is an actively managed investment portfolio with broad investment mandates. The Investment Adviser will apply investment techniques and risk analysis in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.
Closed-End Fund Risk: Closed-end funds may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. They may also employ leverage, which may increase volatility.
No Guarantee: There is no guarantee that the portfolio will meet its objective.

INFORMATION ABOUT DIRECTORS AND OFFICERS OF THE FUND (Unaudited)

Set forth below are the names and certain biographical information about the directors and officers of the Fund as of the date of issuance of this report.

Directors of the Fund (Unaudited)

Directors are divided into three classes and are elected to serve staggered three-year terms.  All of the directors, with the exception of Mr. Aylward, are classified as independent directors because none of them are “interested persons” of the Fund, as defined in the 1940 Act.  Mr. Aylward is an “interested person” of the Fund by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc., the ultimate parent company of the Investment Adviser and Administrator, various positions with its affiliates. All of the Fund’s directors currently serve on the Board of Directors of two other registered closed-end investment companies that are advised by Duff & Phelps Investment Management Co.:  DNP Select Income Fund Inc. (“DNP”) and Duff & Phelps Utility and Infrastructure Fund Inc. (“DPG”). The term “Fund Complex” refers to the Fund and all the other investment companies advised by affiliates of Virtus.
The address for all directors is c/o Duff & Phelps Investment Management Co., 10 South Wacker Drive, 19th Floor, Chicago, Illinois 60606.
Name and Age	Postion(s) Held with Fund	Term of Office and Length of Time Served	Pricipal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director
Independent Directors
Donald C. Burke Age: 65	Director	Term expires 2027; Director since 2014	Private investor since 2009; President and Chief Executive Officer, Blackrock U.S. Funds 2007–2009; Managing Director, Blackrock, Inc. 2006-2009; Managing Director, Merrill Lynch Investment Managers 1990-2006	97
Director, Avista Corp.
(energy company);
Director, Duff &
Phelps Utility and
Corporate Bond
Trust Inc. (“DUC”)
2014-2021; Trustee,
Goldman Sachs Fund
Complex 2010-2014;
Director, BlackRock
Luxembourg and
Cayman Funds
2006-2010

Name and Age	Postion(s) Held with Fund	Term of Office and Length of Time Served	Pricipal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director
Mareilé B Cusack Age: 67	Director	Term expires 2026; Director since 2023
General Counsel, Ariel
Investments, LLC (registered
investment adviser) 2008-2023
(Chief Privacy Officer 2019-2023,
Senior Vice President 2012-2023,
Anti-Money Laundering Officer
2010-2023 and Vice President
2007-2012); Vice President, Ariel
Investment Trust (mutual fund
complex) 2008-2023 (Anti-Money
Laundering Officer 2010-2023,
Secretary 2014-2023 and
Assistant Secretary 2008-2014);
Vice President, General Counsel,
Secretary and Anti-Money
Laundering Officer, Ariel
Distributors, LLC (registered
broker-dealer) 2008-2023; Vice
President and General Counsel,
Ariel Alternatives, LLC
(registered investment adviser),
Project Black Management Co.
(relying adviser) and Ariel GP
Holdco, management member to
Project Black, LP (private fund)
2021-2023; Vice President and
Associate General Counsel,
Chicago Stock Exchange
March-October 2007 (Chief
Enforcement Counsel 2004-2007);
Chief Legal Officer, Illinois
Gaming Board 1995-2001;
Branch Chief, Branch of
Interpretations and Small Offering
Issuers, Chicago Regional Office,
U.S. Securities and Exchange
Commission 1991-1995 (Staff
Attorney, Enforcement Division
1988-1991)
3

Name and Age	Postion(s) Held with Fund	Term of Office and Length of Time Served	Pricipal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by the Director
Mark G. Kahrer Age: 63	Director	Term expires 2028; Director since March 2025	Senior Vice President-Regulatory Affairs, Marketing and Energy Efficiency, New Jersey Natural Gas (subsidiary of New Jersey Resources) 2020-Present (Vice President of Regulatory Affairs, 2017-2019); Public Service Enterprise Group, 1983-2017 (positions held include Vice President Finance & Development, PSEG Power; Vice President - Finance, PSE&G; Assistant Treasurer; Director, Financial Risk Management; Director - Corporate Accounting)	3
Eileen A. Moran Age: 71	Director and Chair of the Board	Term expires 2027; Director since 2008	Private investor since 2011; President and Chief Executive Officer, PSEG Resources L.L.C. (investment company) 1990-2011	3	Director, DUC 1996-2021
Interested Directors
George R. Aylward Age: 61	Director	Term expires 2025; Director since 2024	Director, President and Chief Executive Officer (since 2008) Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various senior officer positions with Virtus affiliates since 2005	108
Director, Stone Harbor
Investment Funds plc
(9 sub-funds), Stone
Harbor Global Funds
plc (2 sub-funds) and
Virtus Global Funds
ICAV (9 sub-funds)
since 2023; Member,
Board of Governors of
the Investment
Company Institute
since 2021; and
Director, Virtus Global
Funds, plc (5
sub-funds) since 2013

Officers of the Fund (Unaudited)

The officers of the Fund are elected annually by the Fund’s Board of Directors and serve until their respective successors are chosen and qualified. The officers receive no compensation from the Fund, but are also officers of the Fund’s Investment Adviser or the Administrator and receive compensation in such capacities. The address for all officers listed below is c/o Duff & Phelps Investment Management Co., 10 South Wacker Drive, 19th Floor, Chicago, Illinois 60606, except as noted.
Name, Address and Age	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
David D. Grumhaus, Jr. Age: 59	President and Chief Executive Officer since 2021	President and Chief Investment Officer of the Investment Adviser since 2021 (Co-Chief Investment Officer 2020; Senior Portfolio Manager 2014-2020)
W. Patrick Bradley, CPA Virtus Investment Partners, Inc. One Financial Plaza Hartford, CT 06103 Age: 53	Vice President since 2024, Treasurer and Principal Financial and Accounting Officer since July 2025 (Assistant Treasurer 2024-July 2025)
Executive Vice President, Fund Services since
2016 (Senior Vice President, Fund Services
2010-2016) and various officer positions since
2004, Virtus Investment Partners, Inc. and/or
certain of its subsidiaries; Director since 2023,
Stone Harbor Investment Funds plc and Stone
Harbor Global Funds plc; Director since 2019,
Virtus Global Funds ICAV; Director since 2013,
Virtus Global Funds, plc; various officer
positions since 2006 of various registered funds
advised by subsidiaries of Virtus Investment
Partners, Inc.; Member, BNY Mellon Asset
Servicing Client Advisory Board 2022-2025

Jennifer S. Fromm Virtus Investment Partners, Inc. One Financial Plaza Hartford, CT 06103 Age: 52	Vice President and Assistant Secretary of since March 2025 (Vice President and Secretary, 2020 to 2024)
Vice President since 2016 and Senior Counsel,
Legal since 2007 and various officer positions
since 2008, Virtus Investment Partners, Inc.
and/or certain of its subsidiaries; various officer
positions since 2008 of various registered funds
advised by subsidiaries of Virtus Investment
Partners, Inc.

Kathleen L. Hegyi Age: 58	Chief Compliance Officer since 2022	Managing Director and Chief Compliance Officer of the Investment Adviser since 2022; Senior Compliance Officer, William Blair & Company, L.L.C. 2010-2022
Daniel J. Petrisko, CFA Age: 65	Executive Vice President since 2021 and Assistant Secretary since 2015 (Senior Vice President 2017 – 2021; Vice President 2015-2016)
Executive Managing Director of the Investment
Adviser since 2017 (Senior Managing Director
2014-2017; Senior Vice President 1997 – 2014;
Vice President 1995 – 1997); Chief Investment
Officer, DUC 2004-2021, Senior Vice President
2017-2021 and Assistant Secretary 2015-2021
(Vice President 2000-2016; Portfolio Manager
2002-2004)

Name, Address and Age	Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Timothy P. Riordan Virtus Investment Partners, Inc. One Financial Plaza, Hartford, CT 06103 Age: 61	Vice President since 2023
Assistant Vice President, Fund Administration,
Virtus Fund Services, LLC since March 2025;
Senior Vice President, Fund Administration,
Robert W. Baird & Co Incorporated since 2019;
Senior Vice President, J.J.B. Hilliard, W.L.
Lyons LLC 2018-2019 (Vice President
1998-2018)

Kathryn L. Santoro Virtus Investment Partners, Inc. One Financial Plaza, Hartford, CT 06103 Age: 51	Vice President since March 2025 and Secretary since 2024
Vice President and Senior Attorney, Virtus
Investment Partners, Inc. since 2024; various
officer positions of registered funds advised by
subsidiaries of Virtus Investment Partners, Inc.
since 2024; Vice President, General Counsel, and
Secretary, Anuvu Corp. 2021 – 2023; Managing
Counsel, Janus Henderson Investors and various
officer positions of registered funds advised by
Janus Henderson Investors 2016 – 2020

Dusty L. Self Virtus Investment Partners, Inc. 1290 Palmetto Avenue Winter Park, FL 32789 Age: 58	Chief Investment Officer since 2024 and Vice President since 2022 (Portfolio Manager 2022-2024)
Senior Portfolio Manager of the Investment
Adviser since 2022; Managing Director and
Senior Portfolio Manager of Seix Investment
Advisors, a division of Virtus Fixed Income
Advisers, LLC (and predecessor firms) since
2011; Portfolio Manager, Virtus Seix Short Term
Municipal Bond Fund since 2011, Virtus Seix
Investment Grade Tax Exempt Bond Fund since
2018 and Virtus Seix High Grade Municipal
Bond Fund since 2018; managed municipal bond
investments since 1992

Nikita K. Thaker, CPA Virtus Investment Partners, Inc. One Financial Plaza, Hartford, CT 06103 Age: 47	Vice President and Assistant Treasurer since 2024
Vice President and Closed-End Fund Controller,
Virtus Investment Partners, Inc. since 2021
(Assistant Vice President—Mutual Fund
Accounting & Reporting, 2015 to 2021; Director
2011-2015); various officer positions, Virtus
Investment Partners, Inc. and/or certain of its
subsidiaries since 2015; Vice President,
Controller and Assistant Treasurer, Virtus
Closed-End Funds and Virtus Closed-End Funds
II since 2021 (Assistant Treasurer 2017-2021)

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (Unaudited)

Pursuant to this Dividend Reinvestment Plan (the “Plan”), DTF Tax-Free Income 2028 Term Fund Inc. (the “Fund”) holders of common shares (“Shareholders”) may elect to have all distributions of dividends and capital gains automatically reinvested by Computershare Trust Company, N.A. (the “Plan Agent”) in shares of common stock of the Fund (“Fund Shares”) pursuant to the Plan. Such election is subject to the power of the Fund’s Board of Directors (the “Board”) to declare capital gains distributions in the form of stock. If such a declaration is made by the Board, all Shareholders who do not affirmatively elect to receive their distribution in cash will receive their distribution in the form of stock whether or not they elect to participate in the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash (except as described above) paid by check in United States dollars mailed directly to the Shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Custodian, as dividend disbursing agent. Shareholders who wish to participate in the Plan should contact the Fund at P.O. Box 43078, Providence RI 02940-3078, call toll free at (866) 668-8552 or go online at www.computershare.com/investor.
The Plan Agent serves as agent for the Shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Fund Shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of Fund Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund Shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If net asset value exceeds the market price of Fund Shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board precludes reinvestment in Fund Shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund Shares in the open market, on the New York Stock Exchange, other national securities exchanges on which the Fund’s Shares are listed or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund Share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of Fund Shares, resulting in the acquisition of fewer Fund Shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.
Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent by going online at www.computershare.com/investor, or by calling toll free (866) 668-8552, and upon request will receive certificates for whole Fund Shares and a cash payment will be made for any fraction of a Fund Share, less any applicable fees.
There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain fees, as described below. The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no per share fees charged with respect to Fund Shares issued directly by the Fund. However, each participant will pay a per share fee (currently $0.02 per share but may vary and is subject to change) incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. Per share fees include any applicable brokerage commission the Plan Agent is required to pay.  The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

The Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days’ written notice to all Shareholders of the Fund. All correspondence concerning the Plan should be directed to the Fund at the address on the front of this report.
The Plan permits Plan participants periodically to purchase additional Fund Shares through the Plan by delivering to the Plan Agent a check (or authorizing an electronic fund transfer) for at least $100, but not more than $5,000, in any month. The Plan Agent will use the funds to purchase shares in the open market or in private transactions as described above with respect to reinvestment of dividends and distributions. Purchases made pursuant to this feature of the Plan will be made commencing on or about the investment date following the Plan Agent’s receipt of the voluntary cash payment, provided the Fund’s administrator receives the cash payment at least three (3) business days prior to such investment date. The investment date for voluntary cash payments will be the dividend or distribution date (or the next trading day if the dividend or distribution date is not a trading day) and may be aggregated with purchases of Fund Shares for reinvestment of the dividends and distributions. Fund Shares will be allocated to the accounts of participants purchasing additional Fund Shares at the weighted average price per share with a per share fee (currently $0.02 per share but may vary and is subject to change) deducted from the purchase amount.  Per share fees include any applicable brokerage commission the Plan Agent is required to pay.
The Plan Agent will make every effort to invest funds promptly, and in no event more than 30 days after receipt of a dividend or distribution and 35 days after receipt of voluntary cash payments, except where postponement is deemed necessary to comply with applicable provisions of the federal securities laws.
Funds sent to the Plan Agent for voluntary additional share investment may be recalled by the participant by written notice received by the Plan Agent not later than two business days before the next distribution payment date. If for any reason a regular monthly distribution is not paid by the Fund, funds for voluntary additional share investment will be returned to the participant.

THIS PAGE INTENTIONALLY LEFT BLANK.

Board of Directors
EILEEN A. MORAN
Chair
GEORGE R. AYLWARD
DONALD C. BURKE
MAREILÉ B. CUSACK
MARK G. KAHRER
Officers
DAVID D. GRUMHAUS, JR.
President and Chief Executive Officer
DANIEL J. PETRISKO, CFA
Executive Vice President and Assistant Secretary
DUSTY L. SELF
Vice President and Chief Investment Officer
W. PATRICK BRADLEY, CPA
Vice President, Treasurer and Principal Financial and Accounting Officer
KATHLEEN L. HEGYI
Chief Compliance Officer
KATHRYN L. SANTORO
Vice President and Secretary
JENNIFER S. FROMM
Vice President and Assistant Secretary
NIKITA K. THAKER, CPA
Vice President and Assistant Treasurer
TIMOTHY P. RIORDAN
Vice President
DTF Tax-Free Income 2028 Term Fund Inc.
Common stock traded on the New York
Stock Exchange under the symbol DTF
Shareholder inquiries please contact:
Fund Services at (866) 668-8552 or
Email at Duff@virtus.com
Investment Adviser
Duff & Phelps Investment Management Co.
10 South Wacker Drive, 19th Floor
Chicago, IL 60606
(312) 368-5510
Administrator
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103
Transfer Agent and Dividend Disbursing Agent
Computershare
P.O. Box 43078
Providence, RI 02940-3078
Custodian
The Bank of New York Mellon
Legal Counsel
Mayer Brown LLP
Independent Registered Public Accounting Firm
Ernst & Young LLP

(b) Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer (the “Code of Ethics”). The registrant’s principal financial officer also performs the functions of principal accounting officer.

The text of the registrant’s Code of Ethics is posted on the registrant’s web site at www.dpimc.com/dpg. In the event that the registrant makes any amendment to or grants any waiver from the provisions of the Code of Ethics, the registrant intends to disclose such amendment or waiver on its web site within five business days.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that two members of its audit committee: Donald C. Burke and Mark G. Kahrer, are audit committee financial experts and that each of them is “independent” for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

The following table sets forth the aggregate audit and non-audit fees billed to the registrant for each of the last two fiscal years for professional services rendered by the registrant’s principal accountant, Ernst & Young LLP, an independent registered public accounting firm (the “Independent Auditor”).

	Fiscal year ended October 31, 2025	Fiscal year ended October 31, 2024
(a) Audit Fees (1)	$58,900	$57,780
(b) Audit-Related Fees (2)(6)	$0	$0
(c) Tax Fees (3)(6)	$9,220	$8,935

(d) All Other Fees (4)(6)	$0	$0
Aggregate Non-Audit Fees (5)(6)	$9,220	$8,935

(1)

Audit Fees are fees billed for professional services rendered by the Independent Auditor for the audit of the registrant’s annual financial statements and for services that are normally provided by the Independent Auditor in connection with statutory and regulatory filings or engagements.

(2)

Audit-Related Fees are fees billed for assurance and related services by the Independent Auditor that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the caption “Audit Fees.”

(3)

Tax Fees are fees billed for professional services rendered by the Independent Auditor for tax compliance, tax advice and tax planning. In both periods shown in the table, such services consisted of review of the registrant’s annual federal and excise tax returns and preparation and analysis of state income tax returns.

(4)	All Other Fees are fees billed for products and services provided by the Independent Auditor, other than the services reported under the captions “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”
(5)

Aggregate Non-Audit Fees are non-audit fees billed by the Independent Auditor for services rendered to the registrant, the registrant’s investment adviser (the “Adviser”) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the registrant (collectively, the “Covered Entities”). During both periods shown in the table, no portion of such fees related to services rendered by the Independent Auditor to the Adviser or any other Covered Entity.

(6)

No portion of these fees was approved by the Audit Committee after the beginning of the engagement pursuant to the waiver of the pre-approval requirement for certain de minimis non-audit services described in Section 10A of the Securities Exchange Act of 1934 (the “Exchange Act”) and applicable regulations.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The registrant’s audit committee of its board of directors (the “Audit Committee”) has adopted policies and procedures for the pre-approval of services provided by Ernst & Young LLP (the “Policy”).

Under the Policy, the Audit Committee identifies certain audit, audit-related, and tax services, which the Audit Committee may pre-approve on a general basis (i.e., without case-by-case consideration) (“general pre-approval”). Additionally, the Audit Committee may grant general pre-approval to certain non-audit services identified in the Policy provided to the registrant or its affiliates that relate directly to the operations and financial reporting of the registrant, so long as the Audit Committee believes such services are (a) consistent with the SEC’s auditor independence rules, and (b) routine and recurring services that will not impair the independence of the independent auditors. In addition to the foregoing, the Audit Committee must pre-approve, on a case-by-case basis (“specific pre-approval”) (1) annual audit services engagement terms and fees, (2) any audit-related services not subject to general pre-approval in the Policy, (3) tax services related to large and complex transactions, and (4) any other non-audit services not subject to general pre-approval in the Policy.

The Audit Committee has determined that the chair of the Audit Committee may provide specific pre-approval for such services that meet the above requirements but are not included in the general pre-approval (“specific pre-approval”) in the event such approval is sought between regularly scheduled meetings. Services provided pursuant to the general pre-approval and the specific pre-approval are reported to the audit committee at its next regularly scheduled meeting, and the audit committee is asked to ratify services provided pursuant to the specific pre-approval.

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	Aggregate non-audit fees are shown in the table above.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”). The

members of the audit committee include all the independent members of the registrant’s board of directors, which are Donald C. Burke, Mareilé B. Cusack, Mark G. Kahrer and Eileen A. Moran.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable for Closed-End Management Investment Companies.

(b)	Not applicable for Closed-End Management Investment Companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable for Closed-End Management Investment Companies.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable for Closed-End Management Investment Companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable for Closed-End Management Investment Companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s board of directors has adopted the following proxy voting policies and procedures.

DNP SELECT INCOME FUND INC.

DUFF & PHELPS UTILITY AND INFRASTRUCTURE FUND INC.

DTF TAX-FREE INCOME 2028 TERM FUND INC.

PROXY VOTING POLICIES AND PROCEDURES

As Amended June 8, 2022

I.	Definitions. As used in these Policies and Procedures, the following terms shall have the meanings ascribed below:

A.	“Adviser” refers to Duff & Phelps Investment Management Co.

B.

“corporate governance matters” refers to changes involving the corporate ownership or structure of an issuer whose voting securities are within a portfolio holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

C.

“Delegate” refers to the Adviser, any proxy committee to which the Adviser delegates its responsibilities hereunder and any qualified, independent organization engaged by the Adviser to vote proxies on behalf of the Fund.

D.	“executive compensation matters” refers to stock option plans and other executive compensation issues, including votes on “say on pay” and “golden parachutes.”

E.	“Fund” refers to DNP Select Income Fund Inc., Duff & Phelps Utility and Infrastructure Fund Inc. or DTF Tax-Free Income 2028 Term Fund Inc., as the case may be.

F.	“Investment Company Act” refers to the Investment Company Act of 1940, as amended.

G.	“portfolio holding” refers to any company or entity whose voting securities are held within the investment portfolio of the Fund as of the date a proxy is solicited.

H.	“Principal Underwriter” refers to Wells Fargo Securities, LLC, solely with respect to DNP Select Income Fund Inc.

I.

“proxy contests” refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy cards, one solicited by management and the others by a dissident or group of dissidents.

J.	“social issues” refers to social, political and environmental issues.

K.	“takeover” refers to “hostile” or “friendly” efforts to effect radical change in the voting control of the board of directors of a company.

II.	Responsibilities of Delegates.

A.

In the absence of a specific direction to the contrary from the Board of Directors of the Fund, the Adviser will be responsible for voting proxies for all portfolio holdings in accordance with these Policies and Procedures, or for delegating such responsibility as described below.

B.

The Adviser has a Proxy Committee (“Proxy Committee”) that is responsible for establishing policies and procedures designed to enable the Adviser to ethically and effectively discharge its fiduciary obligation to vote all applicable proxies on behalf of all clients. The Adviser also utilizes Institutional Shareholder Services (“ISS”), a qualified, non-affiliated independent third party, to serve as the Adviser’s proxy voting agent in the provision of certain administrative, clerical, functional recordkeeping and support services related to the Adviser’s proxy voting processes and procedures.

C.

In voting proxies on behalf of the Fund, each Delegate shall have a duty of care to safeguard the best interests of the Fund and its shareholders and to act in accordance with these Policies and Procedures.

D.

No Delegate shall accept direction or inappropriate influence from any other client or third party, or from any director, officer or employee of any affiliated company, and shall not cast any vote inconsistent with these Policies and Procedures without obtaining the prior approval of the Board of Directors of the Fund or its duly authorized representative.

III.	General policy.

A.

It is the intention of the Fund to exercise voting stock ownership rights in portfolio holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interests in voting proxies and address any such conflict of interest in accordance with these Policies and Procedures.

B.

Absent special factors, the policy of the Adviser is to exercise its proxy voting discretion in accordance with ISS guidelines. However, all proposals are individually evaluated by the Proxy Committee, which may determine to vote contrary to an ISS recommendation when it believes that doing so is in the best interest of the Fund.

IV.	Special factors to be considered when voting.

A.	The Delegate may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

B.

In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debt levels.

C.

In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management’s track record; background of the proxy contest; the strategic plan of the dissident slate and the quality of its critique against management; qualifications of director nominees and any compensatory arrangements (both slates); evaluation of which nominee(s) would be most likely to pursue policies that will have the highest likelihood to maximize the economic interests of shareholders of the Fund; the likelihood that the proposed objectives and goals can be achieved (both slates); and stock ownership positions.

D.

In analyzing contested elections for director, the Delegate shall vote on a case- by-case basis taking into consideration such factors as long-term financial performance of the company relative to its industry; management’s track record; background of the contested election; the strategic plan of the dissident slate and the quality of its critique against management; qualifications of director nominees and any compensatory arrangements (both slates); whether the board has a sufficient number of independent directors; evaluation of which nominee(s) would be most likely to pursue policies that will have the highest likelihood to maximize the economic interests of shareholders of the Fund; the likelihood that the proposed objectives can be achieved (both slates); and stock ownership positions.

E.

In analyzing corporate governance matters, the Delegate shall vote on a case-by- case basis taking into consideration such factors as: tax and economic benefits associated with amending an issuer’s state of incorporation; dilution or improved accountability associated with changes in capital structure; management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or “conditioned” proxy proposals; long-term financial performance of the company relative to its industry; and management’s track record.

F.

In analyzing executive compensation matters, the Delegate shall vote on a case- by-case basis, taking into consideration a company’s overall pay program and demonstrated pay-for-performance philosophy, and generally disfavoring such problematic pay practices as (i) repricing or replacing of underwater stock options, (ii) excessive perquisites or tax gross-ups and (iii) change-in-control payments that are excessive or are payable based on a “single trigger” (i.e., without involuntary job loss or substantial diminution of duties). With respect to the advisory vote on the frequency of “say on pay” votes, the Delegate shall vote in favor of an annual frequency for such votes.

G.

In analyzing shareholder proposals involving social issues, the Delegate shall vote on a case-by-case basis. The Proxy Committee shall incorporate environmental, social and governance (“ESG”) issues into its evaluation of ISS recommendations and the Delegate’s voting of proxies generally, consistent with the Adviser’s fiduciary duties and the economic interests of the Fund and its shareholders.

H.

In analyzing shareholder proposals calling for a report on political contributions, the Delegate shall vote on a case-by-case basis, evaluating the quality and sufficiency of the current level of reporting and other disclosures provided by the company.

I.

In analyzing shareholder proposals calling for a report on lobbying activities, the Delegate shall vote on a case-by-case basis, evaluating the quality and sufficiency of the current level of reporting and other disclosures provided by the company.

V.	Conflicts of interest

A.

The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for portfolio holdings between the interests of Fund shareholders, on the one hand, and those of the Adviser, the Principal Underwriter (if applicable) or any affiliated person of the Fund, the Adviser or the Principal Underwriter (if applicable), on the other hand. The Board of Directors may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

B.

While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board of Directors or its duly authorized representative may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to portfolio holdings: (i) vote pursuant to the recommendation of the proposing Delegate; (ii) abstain from voting; or (iii) rely on the recommendations of an established, independent third party with qualifications to vote proxies, such as Institutional Shareholder Services.

C.

The Adviser shall notify the Board of Directors of the Fund promptly after becoming aware that any actual or potential conflict of interest exists and shall seek the Board of Directors’ recommendations for protecting the best interests of Fund’s shareholders. The Adviser shall not waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Directors or its duly authorized representative.

VI.	Miscellaneous.

A.

The following documents shall be kept in an easily accessible place for the period of time required to comply with applicable laws and regulations and shall be available for inspection either physically or through electronic means: (i) a copy of these Policies and Procedures; (ii) the proxy voting records of the Fund, including the items of information required to be set forth in SEC Form N-PX and a description of the basis for each proxy vote in accordance with these Policies and Procedures; (iii) a copy of any document created by the Delegate that was material to deciding how to vote or that memorialized the basis for that decision.

B.

In the event that a determination, authorization or waiver under these Policies and Procedures is requested at a time other than a regularly scheduled meeting of the Board of Directors, the Chairman of the Audit Committee shall be the duly authorized representative of the Board of Directors with the authority and responsibility to interpret and apply these Policies and Procedures and shall provide a report of his or her determinations at the next following meeting of the Board of Directors.

C.

The Adviser shall present a report of any material deviations from these Policies and Procedures at every regularly scheduled meeting of the Board of Directors and shall provide such other reports as the Board of Directors may request from time to time. The Adviser shall provide to the Fund or any shareholder a record of its effectuation of proxy voting pursuant to these Policies and Procedures at such times and in such format or medium as the Fund shall reasonably request. The Adviser shall be solely responsible for complying with its disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rule 206(4)-6 under the Advisers Act. The Adviser shall gather, collate and present information relating to its proxy voting activities and those of each Delegate in such format and medium as the Fund shall determine from time to time in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the Investment Company Act.

D.

The Adviser shall pay all costs associated with proxy voting for portfolio holdings pursuant to these Policies and Procedures and assisting the Fund in providing public notice of the manner in which such proxies were voted, except that the Fund shall pay the costs associated with any filings required under the Investment Company Act.

E.	In performing its duties hereunder, any Delegate may engage the services of a research and/or voting adviser, the cost of which shall be borne by such Delegate.

F.	These Policies and Procedures shall be presented to the Board of Directors annually for its amendment and/or approval.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

In this Item, the term “Fund” refers to the registrant, DTF Tax-Free Income 2028 Term Fund Inc.

The Fund’s Portfolio Manager

The portfolio manager employed by Seix Investment Advisors LLC, a division of Virtus Fixed Income Advisers, LLC (“Seix”), an affiliate of Duff & Phelps Investment Management Co., the Fund’s investment adviser (the “Adviser”), is responsible for the day-to-day management of the

Fund’s portfolio. The portfolio manager is a dual hatted employee of the Adviser and Seix, each of which is a subsidiary and affiliated manager of Virtus Investment Partners, Inc. (“Virtus”).

Dusty L. Self has been Vice President of the Fund since 2022. She is Managing Director and Senior Portfolio Manager – Tax-Exempt Assets for Seix. Before attaining her current position as Portfolio Manager with Seix. Ms. Self worked as a portfolio specialist and then as a performance analyst. Prior to beginning her career in investment management with Seix’s predecessor firm, she worked for Barnett Bank in the Commercial Loans division. Ms. Self joined Seix upon integration in 2014, having joined a predecessor firm in 1992. Ms. Self has over 30 years of experience focused on investment grade fixed income strategies.

Other Accounts Managed by the Fund’s Portfolio Manager

The following table provides information as of October 31, 2025 regarding the other accounts besides the Fund that are managed by the portfolio manager of the Fund. As noted in the table, portfolio manager of the Fund may also manage or be members of management teams for other mutual funds within the same fund complex or other similar accounts. For purposes of this disclosure, the term “fund complex” includes the Fund and all other investment companies advised by affiliates of Virtus, the Adviser’s ultimate parent company. As of October 31, 2025, the Fund’s portfolio managers did not manage any accounts with respect to which the advisory fee is based on the performance of the account, nor do they manage any hedge funds.

	Registered Investment Companies (1)		Other Pooled Investment Vehicles (2)		Other Accounts (3)
Name of Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)

Dusty L. Self	4	$523.4	—	—	13	$530.0

(1)

Registered Investment Companies include all open and closed-end mutual funds. For Registered Investment Companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

(2)

Other Pooled Investment Vehicles include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act of 1940, such as private placements and hedge funds.

(3)	Other Accounts include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds and collateralized bond obligations.

Compensation of the Fund’s Portfolio Manager

The following is a description of the compensation structure of the Fund’s portfolio manager. The Adviser is committed to attracting and retaining the highest caliber employees and investment talent. The Adviser’s compensation and benefits program is comprehensive and designed to reward performance and commitment to shareholders. Portfolio managers receive a competitive base salary, an incentive bonus opportunity, and a benefits package.

Following is a more detailed description of the Adviser’s compensation structure:

•

Base Salary: Each portfolio manager is paid a fixed based salary, which is designed to be competitive in light of the individual’s experience and responsibilities. The Adviser uses independent, third-party compensation surveys of the investment industry to evaluate competitive market compensation for its employees.

•

Incentive Bonus: Annual incentive payments for portfolio managers are based on targeted compensation levels, adjusted for profitability and investment performance factors, and a subjective assessment of contribution to the team effort. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. For compensation purposes, a fund’s performance is generally measured over one-, three-, and five-year periods and the portfolio manager’s participation is based on the performance of each fund/account managed. The short-term incentive payment is generally paid in cash, but a portion may be payable in Virtus restricted stock units or as deferred cash that appreciates or depreciates in value based on the rate of return of one or more mutual funds managed or advised by the portfolio manager.

•	Other Benefits: Portfolio managers are also eligible to participate in broad-based plans offered by Virtus, including 401(k), health, and other employee benefit plans.

While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach helps ensure that investment management personnel remain focused on managing and acquiring securities that correspond to a fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. The Adviser believes it has appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance.

Equity Ownership of Portfolio Manager

The following table sets forth the dollar range of equity securities in the Fund beneficially owned, as of October 31, 2025, by the portfolio manager identified above.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Dusty L. Self	None

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

(a) Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on an evaluation of those controls and procedures made as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b)

There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the most recent fiscal period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b) Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not Applicable.

Item 19. Exhibits.

(a)(1)	The registrant’s Code of Ethics is attached hereto.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(5)

Ernst  & Young LLP (“EY”) served as the registrant’s independent registered public accounting firm for the fiscal year ended October 31, 2025. EY’s reports on the financial statements for the fiscal years ended October  31, 2024 and October 31, 2025 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle. During the fiscal years ended October 31, 2024 and October  31, 2025, and through the date of EY’s dismissal, (i)  there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of EY, would have caused EY to make reference to the subject matter of the disagreements in connection with their reports on the registrant’s financial statements for the respective periods,- and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On December 10, 2025, the audit committee of the registrant’s Board of Directors approved the engagement of PricewaterhouseCoopers LLP (“PwC”) as independent public accounting firm for the registrant for the fiscal year ended October 31, 2026, thereby replacing EY effective upon the completion of their October 31, 2025 audit and issuance of their report thereon. Through December 12, 2025 (opinion date of the October 31, 2025 financial statements) and during the registrant’s fiscal year ended October 31, 2025, neither the registrant nor anyone on its behalf consulted with PwC on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant’s financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of

Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

The registrant has requested that EY furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter is filed as an Exhibit to this Form N-CSR.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	DTF Tax-Free Income 2028 Term Fund Inc.

By (Signature and Title)	/s/ David D. Grumhaus, Jr.
David D. Grumhaus, Jr., President and Chief Executive Officer
(Principal Executive Officer)

Date	December 23, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David D. Grumhaus, Jr.
David D. Grumhaus, Jr., President and Chief Executive Officer
(Principal Executive Officer)

Date	December 23, 2025

By (Signature and Title)	/s/ W. Patrick Bradley
W. Patrick Bradley,
Vice President, Treasurer and Principal Financial and Accounting Officer
(Principal Financial Officer)

Date	December 23, 2025